UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):
January 31, 2008

NAVISTAR FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	1-4146-1 (Commission File Number)	36-2472404 (I.R.S. Employer Identification No.)

425 N. Martingale Road, Schaumburg, Illinois 60173
(Address of principal executive offices of registrant)

Registrant’s telephone number, including area code:  630-753-4000

Former name or former address, if changed since last report:  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On February 28, 2008, the registrant made available to prospective investors certain information, attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit 99

Table I                                Retail & Lease Loss Delinquency Data
Table II                                Wholesale Loss Delinquency Data

Signature

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION
(Registrant)

Date: March 3, 2008	By: /s/	JOHN V. MULVANEY, SR.
John V. Mulvaney, Sr.
V.P., CFO & Treasurer
(Principal Financial Officer)

Exhibit 99					Table I
NAVISTAR FINANCIAL CORPORATION
TRUCK RETAIL NOTE & LEASE LOSSES
	Fiscal Year Ended October 31									Three Months Ended January 31
In millions of dollars, except ratios	1999	2000	2001	2002	2003	2004	2005	2006	2007	2006	2007	2008

Gross Retail Note Balances	$ 2,825	$ 3,066	$ 2,720	$ 2,529	$ 2,535	$ 2,827	$ 3,328	$ 3,690	$ 3,526	$ 3,418	$ 3,695	$ 3,349
Gross Lease Balances	486	554	531	453	365	328	298	281	257	305	279	238
Gross Balance Outstanding at
end of Period	$ 3,311	$ 3,620	$ 3,251	$ 2,982	$ 2,900	$ 3,154	$ 3,626	$ 3,971	$ 3,783	$ 3,723	$ 3,974	$ 3,587
Percentage of Gross Balance
Outstanding 31-60 days at end of Period (2)	2.87%	3.41%	3.81%	2.57%	2.41%	1.95%	1.10%	0.89%	1.45%	1.21%	1.80%	2.53%
Outstanding over 60 days at end of Period	0.56%	1.39%	1.16%	0.54%	0.38%	0.31%	0.37%	0.24%	0.49%	0.30%	0.40%	1.46%

Average gross balance of retail notes and leases	$ 3,061	$ 3,417	$ 3,456	$ 3,064	$ 2,873	$ 2,944	$ 3,341	$ 3,805	$ 3,897	$ 3,670	$ 3,969	$ 3,641

Net losses (recoveries):
NFC	$ 5.5	$ 12.2	$ 23.4	$ 19.8	$ 14.7	$ 10.5	$ 6.8	$ 7.1	$ 9.9	$ 1.5	$ 1.1	$ 4.4
ITEC	3.5	22.5	37.3	38.2	24.1	10.4	6.6	2.6	6.0	0.8	0.3	1.2
Combined	$ 9.0	$ 34.7	$ 60.7	$ 58.0	$ 38.8	$ 20.9	$ 13.4	$ 9.6	$ 15.9	$ 2.3	$ 1.4	$ 5.6

Liquidations minus net losses:	$ 1,337	$ 1,470	$ 1,503	$ 1,435	$ 1,338	$ 1,318	$ 1,355	$ 1,544	$ 1,571	$ 357	$ 405	$ 415

Net losses (recoveries) as a percentage of liquidations minus net losses:
NFC	0.41%	0.83%	1.56%	1.38%	1.10%	0.80%	0.50%	0.46%	0.63%	0.42%	0.26%	1.06%
ITEC	0.26%	1.53%	2.48%	2.66%	1.80%	0.79%	0.49%	0.17%	0.38%	0.23%	0.08%	0.29%
Combined	0.67%	2.36%	4.04%	4.04%	2.90%	1.59%	0.99%	0.62%	1.01%	0.65%	0.34%	1.35%

Net losses (recoveries) as a percentage balance:
NFC	0.18%	0.36%	0.68%	0.65%	0.51%	0.36%	0.20%	0.19%	0.25%	0.16%	0.11%	0.48%
ITEC	0.11%	0.66%	1.08%	1.25%	0.84%	0.35%	0.20%	0.07%	0.15%	0.09%	0.03%	0.13%
Combined	0.29%	1.02%	1.76%	1.90%	1.35%	0.71%	0.40%	0.25%	0.41%	0.25%	0.14%	0.61%

Repossessions as a percentage
of average gross balance	1.82%	2.80%	4.47%	2.88%	2.86%	1.42%	0.86%	0.72%	1.52%	0.72%	0.84%	2.43%

(2) Retail notes only

The attached financial information and certifications for the three months ended January 31, 2008, are forwarded pursuant to the provisions of the Fifth Waiver and Consent, dated as of December 7, 2007, to the Amended and Restated Credit Agreement dated as of July 1, 2005.

Please be aware that all financial information is preliminary and unaudited. Also, Independent Public Accountants have not reviewed any of the statistical data contained herein.

Exhibit 99					Table II
NAVISTAR FINANCIAL CORPORATION
SERVICED WHOLESALE NOTES & ACCOUNTS
(In millions of dollars, except ratios)	Fiscal Year Ended October 31								Three Months ended January 31
Wholesale Past Due Data	2000	2001	2002	2003	2004	2005	2006	2007	2007	2008

Serviced Wholesale Notes Past Due
Wholesale Notes Past Due Over One Month	$ 12.4	$ 7.1	$ 4.5	$ 2.4	$ 1.2	$ 1.0	$ 1.9	$ 4.6	$ 1.9	$ 8.5
Wholesale Accts Past Due 2nd Month & Over	6.6	9.2	5.0	5.2	3.7	4.2	3.8	6.0	3.7	8.2
Total Wholesale Past Due	19.0	16.3	9.5	7.6	4.9	5.2	5.7	10.6	5.7	16.7

Serviced Wholesale Note Balance	1,114.5	817.4	839.3	860.7	1,305.6	1,472.1	1,996.6	1,205.1	1,758.2	1,119.9
Wholesale Accounts Balance	72.8	78.4	75.0	83.4	78.8	87.4	92.2	109.9	92.4	103.3
Total Wholesale Notes & Accounts Balance	1,187.4	895.7	914.2	944.0	1,384.5	1,559.6	2,088.8	1,315.0	1,850.6	1,223.2

Rolling 3 Month Past Due	51.1	66.7	30.8	29.5	16.8	14.9	13.4	30.4	18.7	44.4
Rolling 3 Month Balance	3,635.3	2,550.6	2,563.9	2,764.8	3,670.1	4,387.7	5,765.3	4,026.3	5,931.3	3,690.8

Total Past Due as a percentage of Total Balance (3 month rolling)	1.40%	2.62%	1.20%	1.07%	0.46%	0.34%	0.23%	0.75%	0.32%	1.20%

% of Wholesale Balance (per month)
Wholesale Notes	1.11%	0.87%	0.53%	0.28%	0.09%	0.07%	0.10%	0.38%	0.11%	0.76%
Wholesale Accounts	9.04%	11.75%	6.67%	6.23%	4.68%	4.75%	4.12%	5.45%	4.05%	7.93%

Wholesale Notes Loss to Liquidation Data

Net Wholesale Note Loss (Recoveries)	$ -	$ 0.3	$ (0.5)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net Liquidations	311.0	256.4	292.8	325.6	374.7	470.4	527.5	352.9	494.8	281.2

12 Month Rolling Losses	-	0.6	(0.1)	0.1	-	-	(0.3)	1.0	(0.3)	1.0
12 Month Rolling Liquidations	4,230.3	3,100.3	2,933.5	3,147.6	3,867.4	5,129.9	5,732.9	4,797.5	5,986.4	4,127.6

12 month rolling Loss to Liquidation	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%	-0.01%	0.02%	0.00%	0.02%

13 Month Average Serviced Wholesale Notes Balance	1,258.3	961.5	763.8	869.0	1,002.0	1,309.8	1,634.7	1,621.2	1,743.1	1,428.2
13 Month Average Wholesale Notes Liquidations	351.8	262.4	245.4	264.6	322.5	423.4	477.2	409.6	494.8	355.6

Note: Totals may not foot due to rounding.

The attached financial information and certifications for the three months ended January 31, 2008, are forwarded pursuant to the provisions of the Fifth Waiver and Consent, dated as of December 7, 2007, to the Amended and Restated Credit Agreement dated as of July 1, 2005.

Please be aware that all financial information is preliminary and unaudited. Also, Independent Public Accountants have not reviewed any of the statistical data contained herein.

For purposes of the tables set forth above:

• “Gross Retail Note Balance” means, (a) with respect to a retail note as of a specified date, the unpaid principal balance thereof as of such date plus for a retail note classified by Navistar Financial Corporation, as servicer, as a “finance charge included contract,” the finance charges included in the payments due on or after such date and (b) with respect to a retail lease, the aggregate remaining periodic rental payments plus the residual payment, which, for such purposes, shall be assumed to be made on the last day of the lease term.

• “Gross Balance Outstanding” means the aggregate Gross Balance for all retail notes and retail leases owned or serviced by Navistar Financial Corporation that have installments past due by the indicated number of days (other than liquidating receivables).

• “Liquidations” means, with respect to the related period, the aggregate Gross Balance of receivables outstanding at the beginning of the period plus the aggregate Gross Balance of receivables acquired during the period, minus the aggregate Gross Balance of receivables outstanding at the end of the period.

• “Net Losses” means, (a) with respect to all retail notes written off during the period, the sum of the unpaid principal balances thereof plus accrued and unpaid interest at the time of repossession of the truck(s), truck chassis, bus(es) or trailer(s) securing all the written-off retail notes, net of all recoveries with respect to those retail notes and (b) with respect to all retail leases written off during the period, the outstanding capitalized cost plus accrued and unpaid interest at the annual percentage rate of those retail leases at the time of repossession, net of all recoveries with respect to such retail leases.

• “Serviced Wholesale Notes” means (a) all outstanding wholesale notes which NFC or any other Subsidiary owns at such time or which NFC or any other subsidiary has sold and continues to have an economic interest in (through ownership of a seller certificate, a right to receive payment of deferred purchase price, an undivided interest in the trust, etc) at such time or (b) the unpaid balances thereof.

• “Past Due Serviced Wholesale Notes” means the aggregate unpaid balance at the end of such month of all serviced wholesale notes (or installments thereof) which are mote than one month past due at the end of such month.

The financial data presented in this package for the 2006, 2007 fourth quarter and 2008 first quarter are preliminary and unaudited and are subject to change based on the completion of Navistar International Corporation’s on-going review of accounting matters, the completion of the NFC’s and NIC’s 2006, 2007 and 2008 financial statements.